UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 21, 2013

ROCK-TENN COMPANY
(Exact name of registrant as specified in its charter)

Georgia	1-12613	62-0342590

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia	30071

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On February 22, 2013, Rock-Tenn Company will hold an Investor Conference at the St. Regis New York, NY which will be hosted by James A. Rubright, Chairman and Chief Executive Officer of the Company, and will include presentations by Steven C. Voorhees, President and Chief Operating Officer, and other members of the Senior Leadership team. The slides to be used in connection with the presentations are attached hereto as Exhibit 99.1.  The Investor Conference will be webcast beginning at 9:00 a.m. ET and interested parties may listen to the webcast via RockTenn’s internet site at http://www.rocktenn.com, clicking on the Investors tab and then clicking on the webcast tab for the meeting.

Item 9.01.	Financial Statements and Exhibits.

    (d)  Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Investor Conference, dated February 22, 2013 (furnished pursuant to Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2013

ROCK-TENN COMPANY

By	/s/ Robert B. McIntosh
Name: Robert B. McIntosh
Title: Executive Vice President, General Counsel and Secretary